UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2004 (November 29, 2004)
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Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
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(Exact name of registrant as specified in its charter)

California                   000-20862               33-0309110
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
of incorporation)                                    Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California             91730
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(Address of principal executive offices)                                                 (Zip Code)

(909) 581-1668
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

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Item 2.02 Results of Operations and Financial Condition

On November 29, 2004, Vineyard National Bancorp announced by press release that it will make an investor relations presentation at the Friedman Billings Ramsey 11th Annual Investor Conference on December 1, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the presentation is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibits are included with this Report:

         Exhibit 99.1 Press release dated November 29, 2004.
   Exhibit 99.2 Investor Relations Presentation for the Friedman Billings Ramsey 11th Annual Investor Conference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: December 1, 2004	By:	/s/ Gordon Fong
Gordon Fong
Senior Vice President and Chief Financial Officer

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